                                                                      EXHIBIT 24


          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this _____ day of February, 1996.

                                        /s/  ALLEN J. KEESLER, JR.
                                        ----------------------------------------
                                                    Allen J. Keesler, Jr.
                                                          Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 8th day of February, 1996.

                                        /s/  HERBERT STOCKHAM
                                        --------------------------------------
                                                      Herbert Stockham
                                                           Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 13th day of February, 1996.

                                        /s/  T. W. MITCHELL
                                        ---------------------------------------
                                                    T. W. Mitchell
                                                        Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this _____ day of February, 1996.

                                        /s/ CHARLES G. TAYLOR
                                        ---------------------------------------
                                                       Charles G. Taylor
                                                             Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 12th day of February, 1996.

                                        /s/  WILLIAM C. HULSEY
                                        ---------------------------------------
                                                     William C. Hulsey
                                                          Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 8th day of February, 1996.

                                        /s/  JOHN M. BRADFORD
                                        --------------------------------------
                                                       John M. Bradford
                                                             Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 12th day of February, 1996.

                                        /s/  WM. KENDRICK UPCHURCH, JR.
                                        ----------------------------------------
                                                      Wm. Kendrick Upchurch, Jr.
                                                                Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this _____ day of February, 1996.

                                        /s/  H. ALLEN FRANKLIN
                                        ----------------------------------------
                                                       H. Allen Franklin
                                                             Director

          STATE OF ALABAMA          )

          COUNTY OF JEFFERSON       )

                              POWER OF ATTORNEY


                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to the registration of $2.50 par value common stock for the acquisition of FFE Financial Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 9th day of February, 1996.

                                        /s/  F. CROWDER FALLS
                                        --------------------------------------
                                                       F. Crowder Falls
                                                             Director